EXHIBIT 10.14

                          COPYRIGHT SECURITY AGREEMENT

         WHEREAS, Avatar Systems, Inc, a Texas corporation ("Grantor") owns the Copyright registrations and Copyright applications listed on Schedule I annexed hereto, and is a party to the Copyright Licenses listed on Schedule I annexed hereto; and

         WHEREAS, Grantor and Bank One, Texas, N.A. ("Lender") are parties to an Amended and Restated Loan Agreement dated as of July 10, 2000 (as the same may be amended and in effect from time to time, the "Loan Agreement"); and

         WHEREAS, pursuant to the terms of the Security Agreement dated as of July 10, 2000 (as the same may be amended and in effect from time to time, the "Security Agreement"), between Grantor and Lender (in such capacity, together with its successors in such capacity, "Grantee"), Grantor has granted to Grantee a security interest in substantially all the assets of Grantor including all right, title and interest of Grantor in, to and under all now owned and hereafter acquired Copyrights (as defined in the Security Agreement), Copyright registrations, Copyright applications and Copyright Licenses (as defined in the Security Agreement), together with the goodwill of the business symbolized by Grantor's Copyrights and all proceeds thereof, to secure, inter alia the payment and performance of the Secured Obligations (as therein defined);

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor does hereby grant to Grantee a continuing security interest in all of Grantor's right, title and interest in, to and under the following (all of the following items or types of property being herein collectively referred to as the "Copyright Collateral"), whether presently existing or hereafter created or acquired:

                  (1) each Copyright, Copyright application and Copyright registration, together with any reissues, extensions or renewals thereof, including, without limitation, the Copyright, Copyright registrations and Copyright applications referred to in Schedule I annexed hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each Copyright, Copyright registration and Copyright application;

                  (2) each Copyright License and all of the goodwill of the business connected with the use of, and symbolized by, each Copyright License; and

                  (3) all Products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Copyright or Copyright registration including, without limitation, the Copyright and Copyright registrations referred to in Schedule I annexed hereto, the Copyright registrations issued with respect to the Copyright applications referred in Schedule I and the' Copyright licensed under the Copyright License, or (b) injury to the goodwill associated with any Copyright, Copyright registration or Copyright licensed under any Copyright License.

         This security interest is granted in conjunction with the security interests granted to Grantee pursuant to the Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Grantee with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

COPYRIGHT SECURITY AGREEMENT - PAGE 1

         IN  WITNESS  WHEREOF,   Grantor  has  caused  this  Copyright  Security
Agreement to be duly executed by its duly authorized officer as of the 10th day of July, 2000.

                                   GRANTOR:

                                   AVATAR SYSTEMS, INC.


                                   By:  /s/ Robert C. Shreve, Jr.
                                        ---------------------------
                                   Name:    Robert C. Shreve, Jr.
                                   Title:   President

Acknowledged:

BANK ONE  TEXAS, N.A.


By: /s/ Reed V. Thompson
    --------------------------------
Name:    Reed V. Thompson
Title:   Vice President




COPYRIGHT SECURITY AGREEMENT - PAGE 2

                                 ACKNOWLEDGMENT

STATE OF TEXAS                    ss.
                                  ss.
COUNTY OF DALLAS                  ss.

         On the ____ day of July, 2000, before me personally appeared Robert C. Shreve, Jr., to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as President of Avatar Systems, Inc., a Texas corporation who being by me duly sworn, did depose and say that he is President of Avatar Systems, Inc.; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that the said instrument was signed and sealed on behalf of said corporation by order of its Board of Directors; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said corporation.

         (Seal)
                                             ---------------------------------
                                             Notary Public

My commission expires:
                       ------------------------------



COPYRIGHT SECURITY AGREEMENT-Acknowledgement

                                 ACKNOWLEDGMENT

STATE OF TEXAS                    ss.
                                  ss.
COUNTY OF DALLAS                  ss.

         On the ____ of July, 2000, before me personally appeared Reed V. Thompson, to me personally known or proved to me on the basis of satisfactory evidence to be the person described in and who executed the foregoing instrument as Vice President of Bank One, Texas, N.A., who being by me duly sworn, did depose and say that he is Vice President of Bank One, Texas, N.A., the national banking association described in and which executed the foregoing instrument; that the said instrument was signed and sealed on behalf of said national banking association under due authority granted by such national banking association; that he signed his name thereto by like order; and that he acknowledged said instrument to be the free act and deed of said national banking association.

         (Seal)
                                             ---------------------------------
                                             Notary Public

My commission expires:
                       ------------------------------





COPYRIGHT SECURITY AGREEMENT-Acknowledgement

                                   SCHEDULE I
                       TO THE COPYRIGHT SECURITY AGREEMENT
                          EXECUTED AS OF JULY 10, 2000,
                                 BY AND BETWEEN
                 BANK ONE, TEXAS, N.A. and AVATAR SYSTEMS, INC.

           U.S. COPYRIGHT REGISTRATIONS OWNED BY AVATAR SYSTEMS, INC.

Title                                              Registration Nos.
-----                                              -----------------

Accounting System                                  TX 2,437,320
S/36 Marketing and Investor Service Program        TX 2,437,321 and TX 3,145,466
Land and Lease Records System                      TX 2,439,324
S/36 Land and Lease Records Program                TX 2,451,109 and TX 3,145,465
Payroll System                                     TX 2,45 1,110
S/36 Marketing Contract Administration Program     TX 2,451,136 and TX 3,145,463
Payroll System                                     TX 2,451,137
Windfall Profits Tax                               TX 2,451,139
S/36 Production Program                            TX 2,451,140 and TX 3,145,468
S/36 Oil and Gas Accounting Program                TX 2,506,209 and TX 3,145,467
S/36 Minerals Management Service Program           TX 3,145,464
AS/400 Oil First Purchaser Program                 TX 3,145,462
Gas First Purchaser AS/400                         TX 3,269,726
Marketing Contract Administration AS/400           TXu 509,540
Land and Lease Records AS/400                      TXu 510,273
Production AS/400                                  TXu 510,784
Oil and Gas Accounting AS/400                      TXu 531,280







COPYRIGHT SECURITY AGREEMENT-Schedule I